FILED
In the Office of the
Secretary of State of Texas

JUL 10 1968

Charles B. Wood
Deputy Director, Corp. Division

ARTICLES OF INCORPORATION
OF
MERRIDELL ACHIEVEMENT CENTER, INC.

We, the undersigned, natural persons of the age of twenty-one years or more, at least two of whom are citizens of the State of Texas, acting as incorporators of the corporation under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for such corporation:

ARTICLE I

The name of the corporation is MERRIDELL ACHIEVEMENT CENTER, INC.

ARTICLE II

The period of its duration is perpetual.

ARTICLE III

The nature of the business and the objects and purposes to be transacted, promoted, and carried on are to do any or all of the things hereinafter mentioned as fully and to the same extent as natural persons might or could do, and in any part of the world, to wit:

(a) To conduct and carry on the business of operating private schools.

(b) To conduct and carry on the business of acquiring, by purchase or otherwise, improved and unimproved real property, including, but not limited to, real property located within towns, cities, villages, and their suburbs, subdividing and improving the same, constructing dwellings and other structures thereon; renting, leasing, selling, exchanging, conveying, transferring, mortgaging, and financing real property; and to carry on the real estate and construction business in all its phases; provided, however, nothing contained herein shall be deemed to authorize any action in violation of any of the provisions of Part Four,

Texas Miscellaneous Corporation Laws Act, Chapter 205, H. B. No. 138, 57th Legislature, Regular Session, Laws 1961, as now existing or hereafter amended.

(c) To build, erect, construct, improve, alter, remodel, rebuild, buy, sell, lease, mortgage, subject to deed of trust, and otherwise deal in and deal with structures of every kind, nature, and character, including residences, duplexes, apartment houses, apartment hotels, commercial and industrial buildings and plants, and any and all other improvements of every kind, nature, and character.

(d) To purchase or otherwise acquire, hold, maintain, own, work, develop, sell, assign, transfer, lease, exchange, hire, convey, mortgage, pledge, or otherwise dispose of or deal in lands, buildings, tenements, leaseholds, or rights to real property, and to purchase or otherwise acquire and hold, own, maintain, work, develop, sell, assign, transfer, lease, exchange, hire, convey, mortgage, pledge, or otherwise dispose of any personal or mixed property and any franchises, rights, licenses, or privileges; provided, however, nothing contained herein shall be deemed to authorize any action in violation of any of the provisions of Part Four, Texas Miscellaneous Corporation Laws Act, Chapter 205, H. B. No. 138, 57th Legislature, Regular Session, Laws 1961, as now existing or hereafter amended.

(e) To borrow, or lend, money for any of the purposes of the corporation, to make, accept, endorse and issue notes, drafts, bonds, and other negotiable and non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof by mortgage or pledge of all or any part of the corporation's property.

(f) To acquire, by purchase or otherwise, and to establish and conduct the business of oil and gas leasing; and to mine, drill, bore, or otherwise develop and produce all oil and gas

and other minerals, and to contract for the drilling of oil and gas wells, on its own behalf and for other persons and corporations.

(g) To acquire, by purchase or otherwise, lease, let, own, hold, sell, convey, exploit, develop, equip, maintain, operate, and otherwise deal in and with lands containing or believed to contain petroleum, asphaltum, mineral gases, metals, ores, coal, and other minerals and mineral substances.

(h) To acquire, by purchase, lease, or otherwise, and to hold, own, sell, convey, hypothecate, encumber, pledge, and otherwise deal in and deal with, as principal, agent, broker, or otherwise, oil, gas, and mining royalties, royalty contracts, leases, leaseholds, agreements, rights, concessions, and privileges, and to collect, hold, disburse, distribute, invest, and otherwise deal in and handle royalties and royalty interests.

(i) To enter into, make, and perform contracts of every kind for lawful purposes with any person, firm, association, or corporation, town, city, county, body politic, state, territory, government or colony or dependency thereof.

(j) To become a member of a Joint Venture or Joint Ventures, a General Partnership or Partnerships, a Limited Partnership or Partnerships, and to enter into General Partnership Agreements, Limited Partnership Agreements, and Joint Venture Agreements with one or more persons or corporations for the purpose of carrying on any business whatsoever which this corporation may deem proper or convenient in connection with any of the purposes herein set forth, or otherwise, or which may be calculated, directly or indirectly, to promote the interest of this corporation or to enhance the value of its property or business, either within or without the State of Texas.

(k) To purchase, hold, sell, and transfer the shares of its capital stock.

(l) To have one or more offices and to conduct any or all of its operations and business and to promote the objects within or without the State of Texas, without restriction as to place or amount.

(m) In general, to have and exercise all the powers which may be lawfully conferred upon corporations organized under the laws of the State of Texas for the purposes hereinabove mentioned, whether or not the same have been herein enumerated.

(n) To carry on any other business incidental thereto.

(o) To do any or all of the things herein set forth as principal, agent, contractor, or otherwise.

(p) The foregoing clauses shall be construed both as objects and powers and as in furtherance of and not in limitation of the general powers conferred by the State of Texas, and it is expressly provided that the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the powers of the corporation, nor shall the corporation be required to exercise all of said powers at any one time.

ARTICLE IV

The aggregate number of shares which the corporation shall have authority to issue is 100,000. These shares shall be divided into two classes, Class "A" and Class "B". Class "A" shares shall have full voting rights. Class "B" shares shall have no voting rights. Both Class "A" and Class "B" shares shall have a par value of $10.00 per share. The 100,000 shares shall be classed as follows:

Class "A"	50,000 shares (voting)
Class "B"	50,000 shares (non-voting)

ARTICLE V

The corporation will not commence business until it has received for the issuance of its shares consideration of the value

of at least $1,000.00, consisting of money, labor done, or property actually received.

ARTICLE VI

The post office address of its initial registered office is Route 1, Round Rock, Texas and the name of its initial registered agent at such address is Wayne L. Lippold.

ARTICLE VII

The number of directors constituting the initial Board of Directors shall be three, and the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders, or until their successors are elected and qualify, are as follows:

Name	Address
Wayne L. Lippold	Burnet Highway, Austin, Texas
Janet Lippold	Burnet Highway, Austin, Texas
Gregor Cruickshank	Burnet Highway, Austin, Texas

ARTICLE VIII

The names and addresses of the incorporators are as follows:

Name	Address
Wayne L. Lippold	Burnet Highway, Austin, Texas
Janet Lippold	Burnet Highway, Austin, Texas
Gregor Cruickshank	Burnet Highway, Austin, Texas

Executed in duplicate, this the 5th day of July, 1968.

Wayne L. Lippold

Janet Lippold

Gregor Cruickshank

THE STATE OF TEXAS §

COUNTY OF ~~TRAVIS~~ Williamson §

Before me, the undersigned authority, on this day personally appeared Wayne L Lippold, Janet Lippold, and George Cruickshank, known to me to be citizens of the State of Texas over the age of twenty-one years, and also known to me to be the natural persons whose names are subscribed to the above and foregoing Articles of Incorporation of Merridell Achievement Center, Inc., who, being by me duly sworn, upon their oaths say that the matters and things stated in said Articles of Incorporation are, within their knowledge, in all things true and correct.

This 5th day of July, 1968.

Gladys Smith
Notary Public, ~~Travis~~ Williamson County, Texas

FILED
In the Office of
Secretary of State of Texas

JUL 29 1975

EXAMINER

STATEMENT OF CANCELLATION

OF SHARES OF

MERIDELL ACHIEVEMENT CENTER, INC.

1. The name of the corporation is Meridell Achievement Center, Inc.

2. The number of redeemable shares cancelled through the redemption of purchase is 100 shares of the common stock of the corporation.

3. The aggregate number of issued shares after giving effect to such cancellation is 370 shares of common stock.

4. The amount expressed in dollars of the stated capital of the corporation after giving effect to such cancellation is $370,000.00.

Wayne L. Lippold
PRESIDENT

Janet Lippold
SECRETARY

THE STATE OF TEXAS §

COUNTY OF TRAVIS §

I, a notary public, do hereby certify that on this 5th day of June, 1975, personally appeared before me Wayne L. Lippold, President of Meridell Achievement Center, Inc., who being by me first duly sworn, declared that he signed the foregoing document as President of Meridell Achievement Center, Inc. and that the statements therein contained are true.

Helen Bruner
NOTARY PUBLIC IN AND FOR
TRAVIS COUNTY, TEXAS

249003-0

1514-D

FILED
In the Office of the
Secretary of State of Texas

JUN 18 1976

Lorna Salgrau
Deputy Director, Corporation Division

STATEMENT OF CHANGE OF REGISTERED
OFFICE OR REGISTERED AGENT, OR BOTH,
BY A TEXAS DOMESTIC CORPORATION

1. The name of the corporation is Meridell Achievement Center, Inc.

2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the State of Texas prior to filing this statement is Route 1, Round Rock, Texas

3. The address, including street and number, to which its registered office is to be changed is ~~Highway 183 North, P. O. Box 9383, Austin, Texas 78766~~
(Give new address or state "no change")
Between County Road 186 and McNeil Road

4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing this statement is Wayne L. Lippold

5. The name of its new registered agent is Dr. Michael S. Weiner
(Give new name or state "no change")

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by its board of directors.

Michael S. Weiner
President or Vice President

Sworn to June 15, 1976
(date)

FILMED

D. M. Spears
Notary Public
Travis County, Texas

Comm. Exp. 10/78

INSTRUCTIONS:

Submit two (2) copies with genuine signatures and notary seals on each. Filing fee for a business (for profit) corporation is $10.00. Filing fee for a non-profit corporation is $5.00.

0 0 0 3 7 3 0 1 6 5 0

STATEMENT OF CHANGE OF REGISTERED
OFFICE OR REGISTERED AGENT OR BOTH
BY A TEXAS DOMESTIC CORPORATION

FILED
In the Office of the
Secretary of State of Texas
JAN 27 1986
Clerk II-h
Corporations Section

1. The name of the corporation is Meridell Achievement Center, Inc.

2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State of the State of Texas before filing this statement is Route 1, Round Rock, Texas.

3. The address, including street and number, to which its registered office is to be changed is 1601 Elm Street, c/o C T Corporation System, Dallas, Texas 75201.
(Give new address or state "no change")

4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, before filing this statement is Wayne Lippold.

5. The name of its new registered agent is C T CORPORATION SYSTEM.
(Give new name or state "no change")

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by: (Check One)

______ A. The Board of Directors

X B. An officer of the corporation so authorized by the Board of Directors.

Robert M. Sullins
An Authorized Officer

(TEXAS - 2231 - 9/11/85)

0 0 0 7 3 6 0

FILED
In the Office of the
Secretary of State of Texas

JUN 23 1986

Clerk III-K
Corporations Section

ASSUMED NAME CERTIFICATE
FOR AN INCORPORATED BUSINESS OR PROFESSION

1. The assumed name under which the business or professional service is or is to be conducted or rendered is Meridell Achievement Center.

2. The name of the incorporated business or profession as stated in its Articles of Incorporation or comparable document is Meridell Achievement Center, Inc., and the charter number or certificate of authority number, if any, is ________.

3. The state, country, or other jurisdiction under the laws of which it was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 1601 Elm St., Dallas, TX 75201

4. The period, not to exceed ten years, during which the assumed name will be used is 10 years.

5. The corporation is a (circle one) (business corporation,) ~~nonprofit corporation, professional corporation, professional association or other type of corporation (specify)~~ ________, ~~or other type of incorporated business, professional or other association or legal entity (specify)~~ ________.

6. If the corporation is required to maintain a registered office in Texas, the address of the registered office is 1601 Elm Street, Dallas, TX 75201, and the name of its registered agent at such address is CT Corporation System. The address of the principal office (if not the same as the registered office) is ________.

7. If the corporation is not required to or does not maintain a registered office in Texas, the office address in Texas is ________; and if the corporation is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is ________ and the office address elsewhere is ________.

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "all" or "all except ________"):

ALL

Robert M. Dubbs
Signature of officer, representative or attorney-in-fact of the corporation
ROBERT M. DUBBS, Secretary

Before me on this 17th day of June, 19 86, personally appeared Robert M. Dubbs and acknowledged to me that _he executed the foregoing certificate for the purposes therein expressed.

(Notary seal)

Eleanor T. Bicer
Notary Public County

NOTE: A certificate executed and acknowledged by an attorney-in-fact shall include a statement that the attorney-in-fact has been duly authorized in writing by his [illegible]

ELEANOR T. BICER, Notary Public
Upper Merion Twp., Montgomery Co.
My Commission Expires Oct. 24, 1989

TX

249003

FILED
In the Office of the
Secretary of State of Texas

JUL 13 1990

Corporations Section

To the Secretary of State
of the State of Texas:

C T Corporation System, as the registered agent for the domestic and foreign corporations named on the attached list submits the following statement for the purpose of changing the registered office for such corporations, in the State of Texas:

1. The name of the corporation is See attached list

2. The post office address of its present registered office is c/o C T CORPORATION SYSTEM, 1601 ELM STREET, DALLAS, TEXAS 75201

3. The post office address to which its registered office is to be changed is c/o C T CORPORATION SYSTEM, 350 N. ST. PAUL STREET, DALLAS, TEXAS 75201

4. The name of its present registered agent is C T CORPORATION SYSTEM

5. The name of its successor registered agent is C T CORPORATION SYSTEM

6. The post office address of its registered office and the post office address of the business office of its registered agent, as changed, will be identical.

7. Notice of this change of address has been given in writing to each corporation named on the attached list 10 days prior to the date of filing of this certificate.

Dated July 2, 1990.

C T CORPORATION SYSTEM

By [signature]

Its Vice President

STATE OF TEXAS
OFFICE OF THE SECRETARY OF STATE
CORPORATIONS SECTION
CT CORP REGISTERED AGENT EXTRACT

TPE	NUMBER	NAME	AGENT
00	00237155	PATIO FOODS, INC.	CT CORP SYSTEM
00	00237528	CRESTPOINTE GENERAL AGENCY, INC.	C T CORPORATION
00	00237540	MACLEAN ODOY & ASSOCIATES INC.	C T CORPORATION SYSTEM
00	00238203	MONTGOMERY AND COLLINS, INC. OF TEXAS	C T CORP SYSTEM
00	00238907	MULBERRY LUMBER COMPANY	CT CORP SYSTEM
00	00238991	OZITE CORPORATION	C T CORP. SYSTEM
00	00239726	EL PASO MOTEL ENTERPRISES, INC.	CT CORP SYSTEM
00	00241264	W. PAT CROW FORGINGS, INC.	C T CORPORATION SYSTEM
00	00241748	GREENWAY COMPANY	CT CORP SYSTEM
00	00242011	LAKE KIOWA UTILITIES, INC.	C T CORPORATION SYSTEM
00	00242467	LPC AGENT, INC.	CT CORP SYSTEM
00	00242922	LEE & SON TRUCKING COMPANY, INC.	C T CORPORATION SYSTEM
00	00243742	LIFE UNIFORM COMPANY OF TEXAS	CT CORP SYSTEM
00	00244343	SAVE-WAY BEAUTY AND BARBER SUPPLY, INC.	C T CORPORATION SYSTEM
00	00245458	DALLAS MATERIALS TRANSPORTATION COMPANY	C T CORPORATION SYSTEM
00	00245479	F W S RADIO, INC.	C T CORPORATION SYSTEM
00	00245525	BRIARCLIFF UTILITIES, INC.	C T CORPORATION SYSTEM
00	00246466	SONICS, INC.	C T CORP SYSTEM
00	00246755	BANNER GREETINGS, INC.	CT CORP SYSTEM
00	00246907	THE C-W WHOLESALE, INC.	CT CORP SYSTEM
00	00246969	LAJET, INC.	CT CORP SYSTEM
00	00247057	EARL SCHEIB OF TEXAS, INC.	CT CORP SYSTEM
00	00247784	FASHION BARN OF TEXAS, INC.	CT CORP SYSTEM
00	00247880	BISCAYNE DEVONSHIRE CORPORATION	C T CORP SYS
00	00247939	THE DESANA CORPORATION	C T CORPORATION SYSTEM
00	00248091	COAM INVESTMENTS, INC.	C T CORPORATION SYSTEM
00	00248847	TACO PLAZA, INC.	C T CORP SYSTEM
00	00249003	MERRIDELL ACHIEVEMENT CENTER, INC.	C T CORPORATION SYSTEM
00	00251137	EGGS AUTOMOTIVE RESEARCH, INC.	C T CORPORATION SYSTEM
00	00251383	ARASERVE CAMPUS DINING SERVICES OF TEXAS, INC.	C T CORPORATION SYSTEM
00	00252257	EAST TEXAS INNS, INC.	C T CORPORATION SYSTEM
00	00252597	AMCO MEDICAL SERVICE, INC.	C T CORP SYSTEM
00	00253395	MERIDIAN OIL GATHERING INC.	C T CORPORATION SYSTEM
00	00253605	SHIFTY SYSTEMS, INC.	C T CORPORATION SYSTEM
00	00253859	BIEDCO CORPORATION	CT CORP SYSTEM
00	00253889	SUN WORLD CORPORATION	C T CORP SYSTEM
00	00254023	WALES TRANSPORTATION, INC.	C T CORPORATION SYSTEM
00	00255295	BROADCASTERS, INC.	CT CORPORATION SYSTEM
00	00255342	DURAFAB DISPOSABLES, INC.	C T CORPORATION SYSTEM
00	00255483	TRM TRANSPORTATION, INC.	C T CORP
00	00255487	REPUBLIC-HENSLEE, INC.	CT CORP SYSTEM
00	00255935	E.D.S. FEDERAL CORPORATION	C T CORPORATION SYSTEM
00	00256339	ELECTRONIC DATA MANAGEMENT CORP.	C T CORP SYSTEM
00	00256470	MARSCO CORPORATION	C T CORPDATION SYSTEM
00	00256589	WESTERN RESORT PROPERTIES, INC.	CT CORF SYSTEM
00	00256933	REF-CHEM CORPORATION	CT CORP SYSTEM
00	00257033	STOCKBRIDGE DEVELOPMENT CORPORATION	C T CORPORATION SYSTEM
00	00257208	UNIVERSAL RESOURCES CORPORATION	C T CORP SYSTEM
00	00257505	TEX-KEN, INC.	CT CORP SYSTEM
00	00257606	LOMAS LAND, INC.	C T CORPORATION SYSTEM
00	00257612	ERATH PUBLISHERS, INC.	C T CORP SYSTEM
00	00257839	WARNER-LAMBERT TECHNOLOGIES, INC.	C T CORPORATION SYSTEM
00	00257855	HELMSLEY-SPEAR OF TEXAS, INC.	C T CORP SYS
00	00258111	ANGELINA NURSING HOME, INC.	C T CORPORATION SYSTEM

a. T Code ■

TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT

MUST be filed with your Corporation Franchise Tax Report

Do not write in the space above

c. Taxpayer identification number: ■ 74-1655289

d. 02242231431 ■ 2002

Corporation name and address

MERIDELL ACHIEVEMENT CENTER, INC.
367 S. GULPH ROAD, P.O. BOX 61558
KING OF PRUSSIA PA 19406-0958

e. PIR / IND ■ ☐ 1, 2, 3, 4

Secretary of State file number or, if none, Comptroller unchartered number

g. ■ ■

Item k on Franchise Tax Report form, Page 1

The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation that files a Texas Corporation Franchise Tax Report. The information will be available for public inspection.

"SECTION A" MUST BE COMPLETE AND ACCURATE.
If preprinted information is not correct, please type or print the correct information.

Please sign below!

☒ Check here if there are currently no changes to the information preprinted in Sections A, B, and C of this report.

Corporation's principal office: 367 SOUTH GULPH ROAD, KING OF PRUSSIA, PA 19406-0958

Principal place of business: LIBERTY HILL, TX

SECTION A. Name, title and mailing address of each officer and director. *Use additional sheets, if necessary.*

NAME	TITLE	DIRECTOR	Social Security No. (Optional)
ALAN B. MILLER	PRESIDENT	☒ YES	
MAILING ADDRESS: 367 S. GULPH ROAD, P.O. BOX 61558 KING OF PRUSSIA, PA 19406			Expiration date (mm-dd-yyyy)
ROBERT ZURAD	ASST. TREAS	☐ YES	
MAILING ADDRESS: 367 S. GULPH ROAD, P.O. BOX 61558 KING OF PRUSSIA, PA 19406			Expiration date (mm-dd-yyyy)
KIRK GORMAN	TREASURER	☐ YES	
MAILING ADDRESS: 367 S. GULPH ROAD, P.O. BOX 61558 KING OF PRUSSIA, PA 19406			Expiration date (mm-dd-yyyy)
DEBBIE OSTEEN	VICE PRES.	☒ YES	
MAILING ADDRESS: 367 S. GULPH ROAD, P.O. BOX 61558 KING OF PRUSSIA, PA 19406			Expiration date (mm-dd-yyyy)
		☐ YES	
MAILING ADDRESS			Expiration date (mm-dd-yyyy)

SECTION B. List each corporation in which this reporting corporation owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. If none, enter "NONE." *Use additional sheets, if necessary.*

Name of owned (subsidiary) corporation	State of incorporation	Texas S.O.S. file number	Percentage interest
NONE			

SECTION C. List each corporation that owns an interest of ten percent (10%) or more in this reporting corporation. Enter the information requested for each corporation. If none, enter "NONE." *Use additional sheets, if necessary.*

Name of owning (parent) corporation	State of incorporation	Texas S.O.S. file number	Percentage interest
UNIVERSAL HEALTH SERVICES, INC.	DE	N/A	100%

Registered agent and registered office currently on file. *(Changes must be filed separately with the Secretary of State.)*

Agent: C T CORPORATION SYSTEM
Office: 350 N. ST PAUL STREET
DALLAS, TX 75201

☐ Check here if you need forms to change this information.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or a related corporation.

sign here	Officer, director, or other authorized person	Title	Date	Daytime phone (Area code and number)
	[signature]	ASST. TREASURER	8/27/02	610-768-3300

Office of the Secretary of State
Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697

FILED
In the Office of the
Secretary of State of Texas
JUN 05 2003
Corporations Section

ASSUMED NAME CERTIFICATE
FOR FILING WITH THE SECRETARY OF STATE

1. **The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is**

   Meridell Achievement Center, Inc.

2. **The assumed name under which the business or professional service is or is to be conducted or rendered is**

   Comprehensive Neurobehavioral Systems

3. **The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is** Texas **and the address of its registered or similar office in that jurisdiction is**

   12550 Highway West 29, Liberty Hill, TX 78642

4. **The period, not to exceed 10 years, during which the assumed name will be used is**

   10 years

5. **The entity is a (check one):**

   A.

   - [x] **Business Corporation**
   - [ ] **Non-Profit Corporation**
   - [ ] **Professional Corporation**
   - [ ] **Professional Association**
   - [ ] **Limited Liability Company**
   - [ ] **Limited Partnership**
   - [ ] **Registered Limited Liability Partnership**

   B. If the entity is some other type business, professional or other association that is incorporated, please specify below (e.g., bank, savings and loan association, etc.)

6. **If the entity is required to maintain a registered office in Texas, the address of the registered office is** 350 St. Paul Street, Dallas, TX 75201 **and the name of its registered agent at such address is** CT Corporation System

   The address of the principal office (if not the same as the registered office) is

   12550 Highway West 29, Liberty Hill, TX 78642

7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is__________

and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is__________

and the office address elsewhere is__________

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "ALL" or "ALL EXCEPT")
Dallas, Williamson

9. The undersigned, if acting in the capacity of an attorney-in-fact of the entity, certifies that the entity has duly authorized the attorney-in-fact in writing to execute this document.

By __________
Signature of officer, general partner, manager, representative or attorney-in-fact of the entity

NOTE

This form is designed to meet statutory requirements for filing with the secretary of state and is not designed to meet filing requirements on the county level. Filing requirements for assumed name documents to be filed with the county clerk differ. Assumed name documents filed with the county clerk are to be executed and acknowledged by the filing party, which requires that the document be notarized.

STATE OF ~~TEXAS~~ Pennsylvania

COUNTY OF Montgomery

Before me on this 29th day of May, 2003, personally appeared Steve Fitton and acknowledged to me that he/she executed the foregoing certificate for the purposes therein expressed.

My Commission Expires:

____

Celeste A. Stellabott

Notary Public, State of ~~Texas~~ Pennsylvania

Notarial Seal
Celeste A. Stellabott, Notary Public
Upper Merion Twp., Montgomery County
My Commission Expires Feb. 24, 2005
Member, Pennsylvania Association of Notaries

05-102 (Rev 2-03/21)

3333

b. ■

03248130392

a. T Code ■

Do not write in the space above

TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT

MUST be filed with your Corporation Franchise Tax Report

c. Taxpayer identification number: ■ 74-1655289 5

d. Report year: ■ 2003

Corporation name and address

MERIDELL ACHIEVEMENT CENTER, INC.
367 S. GULPH ROAD, P.O. BOX 61558
KING OF PRUSSIA PA 19406-0958

e. PIR / IND ■ ☐ 1, 2, 3, 4

Secretary of State file number or, if none, Comptroller unchartered number

g. ■

Item k on Franchise Tax Report form, Page 1 ■

The following information MUST be provided for the Secretary of State (SOS) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Section A, B, and C, if necessary. The information will be available for public inspection.

If preprinted information is not correct, please type or print the correct information.

Please sign below!

☐ Check here if there are currently no changes to the information preprinted in Sections A, B, and C of this report.

Corporation's principal office: 367 SOUTH GULPH ROAD, KING OF PRUSSIA, PA 19406-0958

Principal place of business: LIBERTY HILL, TX

SECTION A. Name, title and mailing address of each officer and director.

NAME	TITLE	DIRECTOR	Social Security No. (Optional)
ALAN B. MILLER	PRESIDENT	[X] YES	
MAILING ADDRESS: 367 S. GULPH ROAD, KING OF PRUSSIA, PA 19406-0958			Expiration date (mm-dd-yyyy)
STEVE FILTON	VP/TREAS.	[ ] YES	
MAILING ADDRESS: 367 S. GULPH ROAD, KING OF PRUSSIA, PA 19406-0958			Expiration date (mm-dd-yyyy)
BRUCE R. GILBERT	SECRETARY	[ ] YES	
MAILING ADDRESS: 367 S. GULPH ROAD, KING OF PRUSSIA, PA 19406-0958			Expiration date (mm-dd-yyyy)
ROBERT M. ZURAD	ASST. TREAS	[ ] YES	
MAILING ADDRESS: 367 S. GULPH ROAD, KING OF PRUSSIA, PA 19406-0958			Expiration date (mm-dd-yyyy)
DEBBIE OSTEEN	VP	[X] YES	
MAILING ADDRESS: 367 S. GULPH ROAD, KING OF PRUSSIA, PA 19406-0958			Expiration date (mm-dd-yyyy)

SECTION B. List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.

Name of owned (subsidiary) corporation	State of incorporation	Texas SOS file number	Percentage interest
NONE			

SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company.

Name of owning (parent) corporation	State of incorporation	Texas SOS file number	Percentage interest
UNIVERSAL HEALTH SERVICES, INC.	DE	N/A	100

Registered agent and registered office currently on file. *(See instructions if you need to make changes.)*

Agent: C T CORPORATION SYSTEM
Office: 350 N. ST PAUL STREET
DALLAS, TEXAS 75201

☐ Check here if you need forms to change this information.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.

sign here	Officer, director, or other authorized person	Title	Date	Daytime phone (Area code and number)
		ASST. TREASUR.		610-768-3300

STF

05-102 13196
(Rev. 2-03/21)

3333 b.

a. T Code [ ] 13196 Franchise [ ] 16196 Bank

TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT

MUST be filed to satisfy franchise tax requirements

Do not write in the space above 04212190539

c. Taxpayer identification number: 74-16552895

d. Report year: 04

Corporation name and address

Meridell Achievement Center, Inc.
367 S. Gulph Road, P.O. Box 61558

King of Prussia PA 19406-0958

e. PIR / IND [ ] 1, 2, 3, 4

Secretary of State file number or, if none, Comptroller unchartered number

g.

Item k on Franchise Tax Report form, Page 1

The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

If preprinted information is not correct, please type or print the correct information. **Please sign below!**

[ ] Check here if there are currently no changes to the information preprinted in Sections A, B, and C of this report.

Corporation's principal office
367 South Gulph Road, King of Prussia, PA 19406-0958

Principal place of business
LIBERTY HILL, TX

SECTION A Name, title and mailing address of each officer and director. Use additional sheets, if necessary.

NAME	TITLE	DIRECTOR	Social Security No. (Optional)
Alan B. Miller	President	[X] YES	
MAILING ADDRESS: 367 S. Gulph Road, P.O. Box 61558, King of Prussia, PA 19406-0958			Term expiration (mm-dd-yyyy)
Steve Filton	VP/TREASURER	[ ] YES	
MAILING ADDRESS: 367 S. Gulph Road, P.O. Box 61558, King of Prussia, PA 19406-0958			Term expiration (mm-dd-yyyy)
Bruce R. Gilbert	SECRETARY	[ ] YES	
MAILING ADDRESS: 367 S. Gulph Road, P.O. Box 61558, King of Prussia, PA 19406-0958			Term expiration (mm-dd-yyyy)
ROBERT M. ZURAD	ASST. TREASURER	[ ] YES	
MAILING ADDRESS: 367 S. Gulph Road, P.O. Box 61558, King of Prussia, PA 19406-0958			Term expiration (mm-dd-yyyy)
Debra Osteen	VP	[X] YES	
MAILING ADDRESS: 367 S. Gulph Road, P.O. Box 61558, King of Prussia, PA 19406-0958			Term expiration (mm-dd-yyyy)

SECTION B. List each corporation or limited liability company, if any, in which this reporting company or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.

Name of owned (subsidiary) corporation	State of incorporation	Texas SOS file number	Percentage interest
NONE			0.0000
			0.0000

SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary.

Name of owning (parent) corporation	State of incorporation	Texas SOS file number	Percentage interest
Universal Health Services, Inc.	DE	N/A	100.0000

Registered agent and registered office currently on file. (See instructions if you need to make changes.)

Agent: C T CORPORATION SYSTEM
Office: 350 N. ST PAUL STREET
DALLAS, TX 75201

[ ] Check here if you need forms to change this information.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.

sign here	Officer, director, or other authorized person	Title	Date	Daytime phone (Area code and number)
	ROBERT M. ZURAD	ASST. TREASURER	7/27/04	610-768-3300

DTTLLC

2003 Deloitte & Touche Tax Technologies LLC

TX102P01

04212190539

05-102 (Rev. 9-04/23) 13196

3333

Filing Number: 24900300

Do not write in the space above [illegible]

a. T.Code

TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT

MUST be filed to satisfy franchise tax requirements

c. Taxpayer identification number	d. Report year
74-1655289	05

e. PIR / IND ☐ 1, 2, 3, 4

Secretary of State file number or, if none, Comptroller unchartered number

g.

Item k on Franchise Tax Report, Form 05-142

Corporation name and address

Meridell Achievement Center, Inc.
367 S. Gulph Road, P.O. Box 61558
King of Prussia PA 19406-0958

If the preprinted information is not correct, please type or print the correct information.

The following information MUST be provided for the Secretary of State (SOS) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

[X] Mark an X here if there are currently no changes to the information preprinted in Section A of this report. Then, complete Sections B and C.

Corporation's principal office	367 S. Gulph Road King of Prussia, PA 19406-0958
Principal place of business	Liberty Hill, TX

Please sign below! Officer and director information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers and directors change throughout the year.

SECTION A Name, title, and mailing address of each officer and director.

NAME	TITLE	DIRECTOR	Term expiration (mm-dd-yyyy)
Alan B. Miller	President	[X] YES	
MAILING ADDRESS: 367 S. Gulph Road, P.O. Box 61558, King of Prussia PA 19406-0958			
Steve Filton	VP/Treasurer	[ ] YES	
MAILING ADDRESS: 367 S. Gulph Road, P.O. Box 61558, King of Prussia PA 19406-0958			
Bruce R. Gilbert	Secretary	[ ] YES	
MAILING ADDRESS: 367 S. Gulph Road, P.O. Box 61558, King of Prussia PA 19406-0958			
Robert M. Zurad	Asst. Treasurer	[ ] YES	
MAILING ADDRESS: 367 S. Gulph Road, P.O. Box 61558, King of Prussia PA 19406-0958			
Debra Osteen	VP	[X] YES	
MAILING ADDRESS: 367 S. Gulph Road, P.O. Box 61558, King of Prussia PA 19406-0958			

SECTION B. List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.

Name of owned (subsidiary) corporation	State of incorporation	Texas SOS file number	Percentage Interest
None			0.0000
			0.0000

SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company.

Name of owning (parent) corporation	State of incorporation	Texas SOS file number	Percentage Interest
Universal Health Services, Inc.	DE	N/A	100.0000

Registered agent and registered office currently on file. (See instructions if you need to make changes.)

Agent: C T Corporation System
Office: 350 N. St Paul Street Dallas, TX 75201

☐ Check here if you need forms to change this information. Changes can also be made on-line at http://www.sos.state.tx.us/corp/sosda/index.shtml

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.

sign here: Officer, director, or other authorized person	Title	Date	Daytime phone (Area code and number)
[signature]	Asst. Treasurer	7/8/05	610-768-3300

DTTTLLC

05-102 13196
(Rev. 1-05/24)

3333 **Filing Number: 24900300**

a. T Code [redacted]

Do not write in the space above

TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT

MUST be filed to satisfy franchise tax requirements

Corporation name and address	c. Taxpayer identification number	d. Report year
Meridell Achievement Center, Inc. 367 S. Gulph Road, P.O. Box 61558 King of Prussia PA 19406-0958	74-16552895	06

e. PIR / IND [ ] 1 [ ] 4

Secretary of State file number or, if none, Comptroller unchartered number

g.

Item k on Franchise Tax Report, Form 05-142 0024900

If the preprinted information is not correct, please type or print the correct information.

The following information MUST be provided for the Secretary of State (SOS) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

[X] Mark an X if there are currently no changes to the information preprinted in Section A of this report. Then, complete Sections B and C.

Corporation's principal office	367 S. Gulph Road King of Prussia, PA 19406-0958
Principal place of business	Liberty Hill, TX

Please sign below! Officer and director information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers and directors change throughout the year.

SECTION A. Name, title, and mailing address of each officer and director.

NAME	TITLE	DIRECTOR	Term expiration (mm-dd-yyyy)	Mailing Address
Alan B. Miller	President	[X] YES		367 S. Gulph Road, P.O. Box 61558 King of Prussia PA 19406-0958
Steve Filton	VP/Treasurer	[ ] YES		367 S. Gulph Road, P.O. Box 61558 King of Prussia PA 19406-0958
Bruce R. Gilbert	Secretary	[ ] YES		367 S. Gulph Road, P.O. Box 61558 King of Prussia PA 19406-0958
Robert M. Zurad	Asst. Treasurer	[ ] YES		367 S. Gulph Road, P.O. Box 61558 King of Prussia PA 19406-0958
Debra Osteen	VP	[X] YES		367 S. Gulph Road, P.O. Box 61558 King of Prussia PA 19406-0958

SECTION B. List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.

Name of owned (subsidiary) corporation	State of incorporation	Texas SOS file number	Percentage interest
None			0.0000
			0.0000

SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company.

Name of owning (parent) corporation	State of incorporation	Texas SOS file number	Percentage interest
Universal Health Services, Inc.	DE	N/A	100.0000

Registered agent and registered office currently on file. (See instructions if you need to make changes.)

Agent: C T Corporation System

Office: 350 N. St Paul Street Dallas, TX 75201

[ ] Check here if you need forms to change this information. Changes can also be made on-line at http://www.sos.state.tx.us/corp/sosda/index.shtml

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.

sign here	Officer, director, or other authorized person	Title	Date	Daytime phone (Area code and number)
	[signature]	Asst. Treasurer	7/7/06	610-768-3300

DTTTLLC

2005 Deloitte & Touche Tax Technologies LLC

86185250079

Comptroller of Public Accounts FORM 05-102 (11-06/26)

3333

b.

07214360310 0003

13196

a. T Code

This report MUST be filed to satisfy franchise tax requirements

TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT

c. Taxpayer identification number	d. Report year
74-1655289-5	2007

Corporation name and address

Meridell Achievement Center, Inc.
367 South Gulph Road, PO Box 61558
King of Prussia PA 19406-0958

e. PIR / IND 1 4

Secretary of State file number or, if none, Comptroller unchartered number

g. Item k on Franchise Tax Report, Form 05-142 0024900

74165528930 7

Please mark through any incorrect information, and type or print the correct information.

The following information is required by Section 171.203 of the Tax Code for each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

[X] Check this box if there are currently no changes to the information preprinted in Section A of this report. Then, complete Sections B and C.

Please sign below! Officer and director information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers and directors change throughout the year.

Corporation's principal office

367 S. Gulph Road King of Prussia, PA 19406-0958

Principal place of business

Liberty Hill, TX

SECTION A. Name, title, and mailing address of each officer and director.

NAME	TITLE	DIRECTOR	Term expiration (mm-dd-yyyy)
Alan B. Miller	President	X YES	
MAILING ADDRESS: 367 S. Gulph Rd. PO Box 61558 King of Prussia, PA 19406-0958			
Bruce R. Gilbert	Secretary	YES	
MAILING ADDRESS: 367 S. Gulph Rd. PO Box 61558 King of Prussia, PA 19406-0958			
Steve Filton	V.P.	YES	
MAILING ADDRESS: 367 S. Gulph Rd. PO Box 61558 King of Prussia, PA 19406-0958			
Debra Osteen	V.P.	X YES	
MAILING ADDRESS: 367 S. Gulph Rd. PO Box 61558 King of Prussia, PA 19406-0958			
Robert M. Zurad	ATreasurer	YES	
MAILING ADDRESS: 367 S. Gulph Rd. PO Box 61558 King of Prussia, PA 19406-0958			

SECTION B. List each corporation or limited liability company, if any, in which this reporting corporation or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.

Name of owned (subsidiary) corporation or limited liability company	State of inc./organization	Texas SOS file number	Percentage interest

SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company.

Name of owning (parent) corporation or limited liability company	State of inc./organization	Texas SOS file number	Percentage interest
Universal Health Services, Inc	DE	N/A	100.00

Registered agent and registered office currently on file. *(See instructions if you need to make changes.)*

Agent: CT Corporation System
Office: 350 N. St Paul Street
Dallas, TX 75201

[ ] Check this box if you need forms to change the registered agent or registered office information.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this, or a related, corporation or limited liability company.

sign here ▶ Officer, director, or other authorized person	Title	Date	Daytime phone (Area code and number)
[signature]	Asst. Treasurer	7/20/07	610-768-3300

6Y5212 2.000

00001981159

Filing Number: 24900300

05-102 (1-08/28)

Tcode 13196

TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT

(To be filed by Corporations and Limited Liability Companies (LLCS))

This report MUST be filed to satisfy franchise tax requirements

Taxpayer number: 1 7 4 1 6 5 5 2 8 9 5

Report year: 2 0 0 8

You have certain rights under Chapter 552 and 559, Government Code, to review, request, and correct information we have on file about you. Contact us at: (512) 463-4600, or (800) 252-1381, toll free nationwide.

Taxpayer name: MERIDELL ACHIEVEMENT CENTER, INC.

Mailing address: 367 SOUTH GULPH ROAD, P.O. BOX 61558

City: KING OF PRUSSIA | State: PA | ZIP Code: 19406 | Plus 4: 0958

Secretary of State file number or Comptroller file number: 002490

○ Blacken circle if there are currently no changes or additions to the information displayed in Section A of this report. Then complete Sections B and C.

Entity's principal office: 367 SOUTH GULPH ROAD KING OF PRUSSIA, PA 19406

Principal place of business:

Please sign below! Officer, director and member information is reported as of the date a Public Information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers, directors, or members change throughout the year.

1741655289508

SECTION A. Name, title and mailing address of each officer, director or member.

Name	Title	Director	Term expiration (mm dd yy)	Mailing Address	City	State	ZIP Code
ALAN B. MILLER	PRESIDENT	● YES		367 SOUTH GULPH ROAD	KING OF PRUSSIA	PA	19406
STEVE FILTON	VICE PRESIDENT	● YES		367 SOUTH GULPH ROAD	KING OF PRUSSIA	PA	19406
ROBERT M. ZURAD	ASSISTANT TREASURER	○ YES		367 SOUTH GULPH ROAD	KING OF PRUSSIA	PA	19406

SECTION B. Enter the information required for each corporation or LLC, if any, in which this reporting entity owns an interest of ten percent (10%) or more.

Name of owned (subsidiary) corporation or limited liability company	State of formation	Texas SOS file number, if any	Percentage of Ownership

SECTION C. Enter the information required for each corporation or LLC, if any, that owns an interest of ten percent (10%) or more in this reporting entity.

Name of owned (parent) corporation or limited liability company	State of formation	Texas SOS file number, if any	Percentage of Ownership
UNIVERSAL HEALTH SERVICES, INC.	DELAWARE		100

Registered agent and registered office currently on file. (See instructions if you need to make changes) ○ Blacken circle if you need forms to change the registered agent or registered office information.

Agent: CT CORPORATION SYSTEM

Office: 350 N. ST PAUL STREET | City: DALLAS | State: TX | ZIP Code: 75201

The above information is required by Section 171.203 of the Tax Code for each corporation or limited liability company that files a Texas Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director or member and who is not currently employed by this, or a related, corporation or limited liability company.

sign here: [signature] | Title: Asst. Treasurer | Date: 8/16/08 | Area code and phone number: (610) 768-3300

Texas Comptroller Official Use Only

VE/DE ○ PIR IND ○

1246

083291708949

Office of the Secretary of State
Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697
(Form 408)

Filed in the Office of the
Secretary of State of Texas
Filing #: 24900300 04/19/2010
Document #: 304538400194
Image Generated Electronically

STATEMENT OF CHANGE OF ADDRESS OF REGISTERED AGENT

1. The name of the entity represented is
   MERRIDELL ACHIEVEMENT CENTER, INC.

   The entity's filing number is 24900300

2. The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

   350 N. St. Paul St., Dallas, TX 75201

3. The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

   350 N. St. Paul St., Ste. 2900, Dallas, TX 75201-4234

4. Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date: 04/19/2010

CT Corporation System

Name of Registered Agent

Kenneth Uva, Vice President

Signature of Registered Agent

FILING OFFICE COPY

Form 503 **(Revised 09/09)** Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 **Filing Fee: $25**	THE STATE OF TEXAS **Assumed Name Certificate**	This space reserved for office use. FILED In the Office of the Secretary of State of Texas AUG 05 2010 Corporations Section

Assumed Name

1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is: Meridell Achievement Center

Entity Information

2. The legal name of the entity filing the assumed name is:

Meridell Achievement Center, Inc.

State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of state.

3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

- ☒ For-profit Corporation
- ☐ Nonprofit Corporation
- ☐ Professional Corporation
- ☐ Professional Association
- ☐ Limited Liability Company
- ☐ Limited Partnership
- ☐ Limited Liability Partnership
- ☐ Cooperative Association
- ☐ Other ______

Specify type of entity. For example, foreign real estate investment trust, state bank, insurance company, etc.

4. The file number, if any, issued to the entity by the secretary of state is: 0024900300

5. The state, country, or other jurisdiction of formation of the entity is: Texas

6. The registered office or similar office address of the entity in its jurisdiction of formation is:

c/o CT Corporation System 350 North St. Paul Street, Suite 2900
Street Address

Dallas — TX — USA — 75201
City — State — Country — Zip or Postal Code

7. The entity's principal office address in Texas is: (See instructions.)

12550 West Highway 29 — Liberty Hill — TX — 78642
Street Address — City — Zip or Postal Code

8. The entity is not organized under the laws of Texas and is not required by law to maintain a registered agent and registered office in Texas. Its office address outside the state is:

Street Address — City — State — Zip or Postal Code

RECEIVED
AUG 05 2010
Secretary of State

Tx032 - 09/24/2009 C T System Online

Period of Duration

☒ 9a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.

OR

☐ 9b. The period during which the assumed name will be used is _____ years from the date of filing with the secretary of state (not to exceed 10 years).

OR

☐ 9c. The assumed name will be used until ____________________ (not to exceed 10 years).
mm/dd/yyyy

County or Counties in which Assumed Name Used

10. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:

☐ All counties

☐ All counties with the exception of the following counties: ____________________

☒ Only the following counties: Dallas and Williamson Counties

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date: 8/4/10

[signature]

George H. Brunner, JR, Secretary

Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

Form 503
(Revised 09/09)

Return in duplicate to:
Secretary of State
P.O. Box 13697
Austin, TX 78711-3697
512 463-5555
FAX: 512 463-5709
Filing Fee: $25

Assumed Name Certificate

This space reserved for office use.

FILED
In the Office of the
Secretary of State of Texas
AUG 20 2010
Corporations Section

Assumed Name

1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is: UHS Neurobehavioral Systems

Entity Information

2. The legal name of the entity filing the assumed name is:

Merridell Achievement Center, Inc.

State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of state.

3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

☒ For-profit Corporation
☐ Nonprofit Corporation
☐ Professional Corporation
☐ Professional Association
☐ Limited Liability Company
☐ Limited Partnership
☐ Limited Liability Partnership
☐ Cooperative Association
☐ Other

Specify type of entity. For example, foreign real estate investment trust, state bank, insurance company, etc.

4. The file number, if any, issued to the entity by the secretary of state is: 0024900300

5. The state, country, or other jurisdiction of formation of the entity is: Texas

6. The registered office or similar office address of the entity in its jurisdiction of formation is:

c/o CT Corporation System 350 North St. Paul Street, Suite 2900
Street Address

City	State	Country	Zip or Postal Code
Dallas	TX	UHS	75201

7. The entity's principal office address in Texas is: (See instructions.)

Street Address	City		Zip or Postal Code
12550 West Highway 29	Liberty Hill	TX	78642

8. The entity is not organized under the laws of Texas and is not required by law to maintain a registered agent and registered office in Texas. Its office address outside the state is:

Street Address	City	State	Zip or Postal Code

Period of Duration

☒ 9a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.

OR

☐ 9b. The period during which the assumed name will be used is _____ years from the date of filing with the secretary of state (not to exceed 10 years).

OR

☐ 9c. The assumed name will be used until ________________ (not to exceed 10 years).
mm/dd/yyyy

County or Counties in which Assumed Name Used

10. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:

☐ All counties

☐ All counties with the exception of the following counties: ____________

☐ Only the following counties: Dallas and Williamson Counties

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date: 8/20/2010

George H. Brunner, Jr., Secretary

Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

Commonwealth of Pennsylvania

County of Montgomery

Sworn to and subscribed before me this 20th day of August, 2010.

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Caitlin M. Vernot, Notary Public
Upper Merion Twp., Montgomery County
My Commission Expires Nov. 3, 2012
Member, Pennsylvania Association of Notaries

Form 503